                                                                   EXHIBIT 10.10

                                THIRD AMENDMENT AND WAIVER dated as of April 30,
                        2002 (this "Amendment"), to the Amended and Restated Credit Agreement dated as of April 27, 2001, as amended by the First Amendment dated as of October 5, 2001, and the Second Amendment dated as of April 1, 2002 (the "Credit Agreement"), among MTS, INCORPORATED, a California corporation ("MTS"); TOWER RECORDS KABUSHIKI KAISHA, a Japanese corporation ("TRKK" and, together with MTS, the "Borrowers"); the LENDERS party thereto (the "Lenders"); and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank, as Administrative Agent (the "Agent").

        In consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

        2. Amendments to Credit Agreement. (a) Section 6.13 of the Credit Agreement is hereby amended by inserting at the end of the table therein the following:

                "02/01/02 - 04/30/02            8,300,000
                 03/01/02 - 05/31/02            8,300,000".

        (b) Section 6.14 of the Credit Agreement is hereby amended by replacing the last line of the table therein with the following:

                "thereafter                      9.10:1.00".

        3. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement, as amended by this Amendment, or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this

Amendment, or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement set forth herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

        4. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders as of the date hereof as follows:

        (a) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

        (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

        (c) All representations and warranties of the Borrower contained in
Article III of the Credit Agreement (other than representations or warranties expressly made only on and as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date) are true and correct in all material respects as of the date hereof.

        5. Effectiveness. This Amendment shall become effective (the "Amendment Effective Date") upon the Agent having received counterparts hereof duly executed and delivered by the Borrower and the Required Lenders.

        6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                     MTS, INCORPORATED,

                                     by
                                        ------------------------------
                                        Name:
                                        Title:

                                     TOWER RECORDS KABUSHIKI KAISHA,

                                     by
                                        ------------------------------
                                        Name:
                                        Title:

                                     JPMORGAN CHASE BANK (formerly known as
                                     THE CHASE MANHATTAN BANK), individually
                                     and as Administrative Agent,

                                     by
                                        ------------------------------
                                        Name:
                                        Title:

                                                               SIGNATURE PAGE to
                                                           AMENDMENT dated as of
                                                                  April 30, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                                     To approve the Amendment:


                                     Name of Institution:


                                     -------------------------------
                                     by:

                                     -------------------------------
                                     Name:
                                     Title: